JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

Supplement dated February 6, 2019

to the Prospectuses and Statement of Additional Information,

dated May 1, 2018, as supplemented

Effective January 1, 2019, the fee rates payable by each Portfolio to J.P. Morgan Investment Management Inc. (“JPMIM” or the “Administrator”) for administration services changed. To reflect this new administration fee schedule, the following changes are being made to the Portfolios’ prospectuses and statement of additional information (“SAI”):

The information in the “The Portfolio’s Management and Administration — The Portfolio’s Administrator” section of each Portfolio’s prospectus is hereby amended to include the following:

Effective January 1, 2019, the Administrator receives the following annual fee from each Portfolio for administrative services: 0.075% of the first $10 billion of average daily net assets of the Portfolio, plus 0.050% of average daily net assets of the Portfolio between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Portfolio between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Portfolio over $25 billion.

Additionally, a corresponding change will also be made to the “Management of the Trust — Administrator” section of the Portfolios’ SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-JPMIT-FEE-219